Exhibit 99.1

Alpha and Omega Semiconductor Reports Financial Results for Fiscal Fourth Quarter and Fiscal Year Ended June 30, 2021

SUNNYVALE, Calif.--(BUSINESS WIRE)--August 11, 2021--Alpha and Omega Semiconductor Limited (“AOS”) (NASDAQ: AOSL) today reported financial results for the fiscal fourth quarter and the fiscal year ended June 30, 2021.

The results for the fiscal fourth quarter ended June 30, 2021 were as follows:

GAAP Financial Comparison
Quarterly
(in millions, except percentage and per share data)
(unaudited)
	Three Months Ended
	June 30, 2021	March 31, 2021	June 30, 2020
Revenue	$177.3	$169.2	$122.4
Gross Margin	34.2%	31.1%	23.6%
Operating Income (Loss)	$22.4	$17.8	$(1.3)
Net Income (Loss) Attributable to AOS	$19.5	$16.1	$(0.1)
Net Income (Loss) Per Share Attributable to AOS - Diluted	$0.71	$0.58	$(0.00)
Non-GAAP Financial Comparison
Quarterly
(in millions, except percentage and per share data)
(unaudited)
	Three Months Ended
	June 30, 2021	March 31, 2021	June 30, 2020
Revenue	$177.3	$169.2	$122.4
Non-GAAP Gross Margin	34.9%	31.9%	27.5%
Non-GAAP Operating Income	$29.1	$23.0	$8.4
Non-GAAP Net Income Attributable to AOS	$26.3	$21.4	$7.4
Non-GAAP Net Income Per Share Attributable to AOS - Diluted	$0.95	$0.77	$0.29

The non-GAAP financial measures in the schedule above exclude the effect of share-based compensation expenses, legal costs related to government investigation and income tax effect of non-GAAP adjustments in each of the periods presented, production ramp up costs for the quarter ended June 30, 2020, as well as amortization of purchased intangible for the quarters ended June 30, 2021 and March 31, 2021. A detailed reconciliation of GAAP and non-GAAP financial measures is included at the end of this press release.

The results for the fiscal year ended June 30, 2021 were as follows:

GAAP Financial Comparison
Annually
(in millions, except percentage and per share data)
(unaudited)
	Year Ended June 30,
	2021	2020
Revenue	$656.9	$464.9
Gross Margin	31.1%	22.1%
Operating Income (Loss)	$64.1	$(13.9)
Net Income (Loss) Attributable to AOS	$58.1	$(6.6)
Net Income (Loss) Per Share attributable to AOS - Diluted	$2.13	$(0.27)
Non-GAAP Financial Comparison
Annually
(in millions, except percentage and per share data)
(unaudited)
	Year Ended June 30,
	2021	2020
Revenue	$656.9	$464.9
Non-GAAP Gross Margin	31.9%	27.9%
Non-GAAP Operating Income	$86.0	$27.3
Non-GAAP Net Income Attributable to AOS	$79.9	$22.5
Non-GAAP Net Income Per Share Attributable to AOS - Diluted	$2.93	$0.88

The non-GAAP financial measures in the schedule above exclude the effect of share-based compensation expenses, legal costs related to government investigation, production ramp up costs related to joint venture, and income tax effect of non-GAAP adjustments for fiscal years ended June 30, 2021 and 2020, as well as amortization of purchased intangible for fiscal year ended June 30, 2021 and pre-production expenses and impairment of privately-held investment for fiscal year ended June 30, 2020. A detailed reconciliation of GAAP and non-GAAP financial measures is included at the end of this press release.

Financial Results for Fiscal Q4 Ended June 30, 2021

  Revenue was $177.3 million, an increase of 4.8% quarter-over-quarter and an increase of 44.9% from the same quarter last year.
  GAAP gross margin was 34.2%, up from 31.1% in the prior quarter and 23.6% year-over-year.
  Non-GAAP gross margin was 34.9%, up from 31.9% in the prior quarter and up from 27.5% from the same quarter last year.
  GAAP operating expenses were $38.2 million, up from $34.9 million in the prior quarter and up from $30.3 million from the same quarter last year.
  Non-GAAP operating expenses were $32.8 million, an increase of $1.9 million from last quarter and an increase of $7.5 million from the same quarter last year.
  GAAP operating income was $22.4 million, as compared to $17.8 million in the prior quarter and a loss of $1.3 million from the same quarter last year.
  Non-GAAP operating income was $29.1 million as compared to $23.0 million for the prior quarter and $8.4 million for the same quarter last year.
  GAAP net income per share attributable to AOS was $0.71, compared to $0.58 for the prior quarter and $0.00 earnings per share for the same quarter last year.
  Non-GAAP earnings per share attributable to AOS was $0.95, compared to $0.77 for the prior quarter and $0.29 for the same quarter last year.
  Consolidated cash flow provided by operating activities was $44.2 million, compared to $38.6 million in prior quarter. Operating cash flow provided by AOS alone (excluding the JV Company) was $32.6 million, compared to $33.3 million in the prior quarter.
  The Company closed the quarter with $202.4 million of cash and cash equivalents, including $37.5 million cash balance at the JV Company.

AOS Chairman and Chief Executive Officer Dr. Mike Chang commented, "Our fourth fiscal quarter continued the momentum we saw throughout the year. We delivered strong year-over-year performance in each of our market segments with record revenue and significantly improved profitability. We also benefited from solid end market demand, enabling us to optimize our product mix. Our fourth quarter results demonstrated the strength of our market diversification strategy, expanding product portfolio, deepening customer relationships and growing production scale. Our strong fourth quarter performance capped an outstanding fiscal year 2021, where we delivered 41% revenue growth year-over-year, expanded both gross margins and operating margins, and increased net income substantially. Importantly, we had previously set a target of $600 million in annual revenue for calendar year 2021, and I am pleased to report that we achieved $657 million in fiscal year 2021 and successfully surpassed that target ahead of plan."

Dr. Chang continued, "As we enter fiscal year 2022, there are plenty of opportunities and much work to be done to continue to grow and scale our business. I am confident that we have the right leadership and the right products in place to capitalize on these opportunities. Our mission to be a trusted technology partner and a global supplier of a broad portfolio of power semiconductors remains on track. Looking ahead, our goal is to grow our annual revenue to $1 billion in the next few years.”

Business Outlook for Fiscal Q1 Ending September 30, 2021

The following statements are based on management's current expectations. These statements are forward-looking, and actual results may differ materially. AOS undertakes no obligation to update these statements.

  Revenue is expected to be $180 million plus or minus $3 million.
  Gross margin is expected to be 33.7% plus or minus 1%. Non-GAAP gross margin is expected to be 34.5% plus or minus 1%. Note that non-GAAP gross margin excludes $0.6 million of estimated share-based compensation charges and $0.8 million of amortization of purchased intangible.
  GAAP operating expenses are expected to be in the range of $37.7 million, plus or minus $1 million. Non-GAAP operating expenses are expected to be in the range of $33.5 million plus or minus $1 million. Non-GAAP operating expenses exclude $0.5 million of estimated legal expenses related to the government investigation and $3.9 million of estimated share-based compensation charges.
  Tax expense is expected to be $1.0 million to $1.4 million.
  Loss attributable to noncontrolling interest is expected to be around $0.5 million.

Conference Call and Webcast

AOS plans to hold an investor teleconference and live webcast to discuss the financial results for the fiscal fourth quarter and the fiscal year ended June 30, 2021 today, August 11, 2021 at 2:00 p.m. PT / 5:00 p.m. ET. To listen to the live conference call, please dial 877-683-1095 (or 647-689-5445 if dialing from outside the United States and Canada). The conference ID number is 8255364. A live webcast of the call will also be available in the "Events & Presentations" section of the company's investor relations website, http://investor.aosmd.com/. The webcast replay will be available for seven days after the live call on the same website. In addition, a copy of the script of management's prepared remarks and a live webcast of the call will also be available in the "Events & Presentations" section of the company's investor relations website, http://investor.aosmd.com.

Forward Looking Statements

This press release contains forward-looking statements that are based on current expectations, estimates, forecasts and projections of future performance based on management's judgment, beliefs, current trends, and anticipated product performance. These forward-looking statements include, without limitation, statements relating to growth opportunities and new markets, targeted annual revenue in future years, opportunities for growth and sales and our ability to capitalize on these opportunities, projected amount of revenue, gross margin, operating income (loss), income tax expenses, net income (loss), noncontrolling interest, and share-based compensation expenses, non-GAAP gross margin, non-GAAP operating expenses, tax expenses, and non-GAAP loss attributable to noncontrolling interest, our objectives to achieve long-term success, and other information under the section entitled “Business Outlook for Fiscal Q1 Ending September 30, 2021”. Forward-looking statements involve risks and uncertainties that may cause actual results to differ materially from those contained in the forward-looking statements. These factors include, but are not limited to, the impact of COVID-19 pandemic on our business; our ability to successfully operate our joint venture in China; our ability to develop and succeed in the digital power business; difficulties and challenges in executing our diversification strategy into different market segments; new tariffs on goods from China; ordering pattern from distributors and seasonality; changes in regulatory environment and government investigation; our ability to introduce or develop new and enhanced products that achieve market acceptance; decline of PC markets; the actual product performance in volume production; the quality and reliability of our product, our ability to achieve design wins; the general business and economic conditions; the state of semiconductor industry and seasonality of our markets; our ability to maintain factory utilization at a desirable level; and other risks as described in our SEC filings, including our Annual Report on Form 10-K for the fiscal year ended June 30, 2021 to be filed by AOS with the SEC and other periodic reports we filed with the SEC. Other unknown or unpredictable factors or underlying assumptions subsequently proving to be incorrect could cause actual results to differ materially from those in the forward-looking statements. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, level of activity, performance, or achievements. You should not place undue reliance on these forward-looking statements. All information provided in this press release is as of today's date, unless otherwise stated, and AOS undertakes no duty to update such information, except as required under applicable law.

Use of Non-GAAP Financial Measures

To supplement our unaudited consolidated financial statements presented on a basis consistent with U.S. GAAP, we disclose certain non-GAAP financial measures for our historical performance, including non-GAAP gross profit, gross margin, operating expenses, operating income, earnings per share attributable to AOS, diluted earnings per share ("EPS") and EBITDAS. These supplemental measures exclude, among other items, share-based compensation expenses, legal and profession fees related to government investigation, amortization of purchased intangible, and impairment of privately-held investment, as well as production ramp up costs related to the JV Company. We also disclose certain non-GAAP financial measures in our guidance for the next quarter, including non-GAAP gross margin, operating expenses and loss attributable to noncontrolling interest. We believe that these historical and forecast non-GAAP financial measures provide useful information to both management and investors by excluding certain items and expenses that are not indicative of our core operating results or do not reflect our normal business operations. In addition, our management uses non-GAAP measures to compare our performance relative to forecasts and to benchmark our performance externally against competitors. Our use of non-GAAP financial measures has certain limitations in that such non-GAAP financial measures may not be directly comparable to those reported by other companies. For example, the terms used in this press release, such as non-GAAP net income (loss) or non-GAAP operating expenses, do not have a standardized meaning. Other companies may use the same or similarly named measures, but exclude different items, which may not provide investors with a comparable view of our performance in relation to other companies. In addition, we included amount of income tax effect of non-GAAP adjustments in the non-GAAP net income of reconciliation table for all periods presented as the management believes that such non-GAAP presentation provides useful information to investors, even though the amounts are not significant. We seek to compensate for the limitation of our non-GAAP presentation by providing a detailed reconciliation of the non-GAAP financial measures to the most directly comparable U.S. GAAP measures both in the text in this press release and in the tables attached hereto. Investors are encouraged to review the related U.S. GAAP financial measures and the reconciliation of these non-GAAP financial measures to their most directly comparable U.S. GAAP financial measures.

About Alpha and Omega Semiconductor

Alpha and Omega Semiconductor Limited, or AOS, is a designer, developer and global supplier of a broad range of power semiconductors, including a wide portfolio of Power MOSFET, IGBT, IPM, TVS, HVIC, GaN/SiC, Power IC and Digital Power products. AOS has developed extensive intellectual property and technical knowledge that encompasses the latest advancements in the power semiconductor industry, which enables us to introduce innovative products to address the increasingly complex power requirements of advanced electronics. AOS differentiates itself by integrating its Discrete and IC semiconductor process technology, product design, and advanced packaging know-how to develop high performance power management solutions. AOS’ portfolio of products targets high-volume applications, including personal and portable computers, graphic cards, flat panel TVs, home appliances, smart phones, battery packs, quick chargers, home appliances, consumer and industrial motor controls and power supplies for TVs, computers, servers and telecommunications equipment. For more information, please visit www.aosmd.com.

The following unaudited consolidated financial statements are prepared in accordance with U.S. GAAP.

Alpha and Omega Semiconductor Limited
Condensed Consolidated Statements of Operations
(in thousands, except percentages and per share amounts)
(unaudited)

	Three Months Ended			Fiscal Year Ended
	June 30, 2021	March 31, 2021	June 30, 2020	June 30, 2021	June 30, 2020

Revenue	$177,309	$169,212	$122,395	$656,902	$464,909
Cost of goods sold	116,729	116,521	93,461	452,359	362,178
Gross profit	60,580	52,691	28,934	204,543	102,731
Gross margin	34.2%	31.1%	23.6%	31.1%	22.1%

Operating expenses:
Research and development	17,282	15,557	13,168	62,953	51,252
Selling, general and administrative	20,935	19,338	17,093	77,514	64,816
Impairment of privately-held investment	—	—	—	—	600
Total operating expenses	38,217	34,895	30,261	140,467	116,668
Operating income (loss)	22,363	17,796	(1,327)	64,076	(13,937)

Interest expense and other income (loss), net	(1,107)	(1,815)	(228)	(3,852)	(3,972)
Income (loss) before income taxes	21,256	15,981	(1,555)	60,224	(17,909)

Income tax expense	1,241	1,014	385	3,935	348
Net income (loss) including noncontrolling interest	20,015	14,967	(1,940)	56,289	(18,257)
Net income (loss) attributable to noncontrolling interest	476	(1,133)	(1,835)	(1,827)	(11,661)
Net income (loss) attributable to Alpha and Omega Semiconductor Limited	$19,539	$16,100	$(105)	$58,116	$(6,596)

Net income (loss) per common share attributable to Alpha and Omega Semiconductor Limited
Basic	$0.74	$0.62	$ (0.00)	$2.25	$(0.27)
Diluted	$0.71	$0.58	$ (0.00)	$2.13	$(0.27)

Weighted average number of common share attributable to Alpha and Omega Semiconductor Limited used to compute net income (loss) per share:
Basic	26,251	25,882	25,227	25,786	24,840
Diluted	27,705	27,716	25,227	27,272	24,840

Alpha and Omega Semiconductor Limited
Condensed Consolidated Balance Sheets
(in thousands, except par value per share)
(unaudited)
	June 30, 2021	June 30, 2020
ASSETS
Current assets:
Cash and cash equivalents	$202,412	$158,536
Restricted cash	233	2,190
Accounts receivable, net	35,789	13,272
Inventories	154,293	135,528
Other current assets	14,595	8,807
Total current assets	407,322	318,333
Property, plant and equipment, net	436,977	412,340
Operating lease right-of-use assets, net	34,660	32,948
Intangible assets, net	13,410	16,770
Deferred income tax assets	5,167	4,766
Restricted cash - long-term	2,168	1,978
Other long-term assets	18,869	5,804
Total assets	$918,573	$792,939
LIABILITIES AND EQUITY
Current liabilities:
Accounts payable	$80,699	$86,181
Accrued liabilities	69,494	54,986
Income taxes payable	2,604	1,360
Short-term debt	58,030	30,114
Finance lease liabilities	16,724	15,258
Operating lease liabilities	5,679	4,159
Total current liabilities	233,230	192,058
Long-term debt	77,990	99,775
Income taxes payable - long-term	1,319	903
Deferred income tax liabilities	2,448	496
Finance lease liabilities - long-term	12,698	26,842
Operating lease liabilities - long-term	30,440	30,254
Other long-term liabilities	44,123	10,723
Total liabilities	402,248	361,051
Equity:
Preferred shares, par value $0.002 per share:
Authorized: 10,000 shares; issued and outstanding: none at June 30, 2021 and 2020	—	—
Common shares, par value $0.002 per share:
Authorized: 100,000 shares; issued and outstanding: 32,975 shares and 26,350 shares, respectively at June 30, 2021 and 31,944 shares and 25,305 shares, respectively at June 30, 2020	66	64
Treasury shares at cost; 6,625 shares at June 30, 2021 and 6,639 shares at June 30, 2020	(66,064)	(66,184)
Additional paid-in capital	259,993	246,103
Accumulated other comprehensive income (loss)	2,315	(5,127)
Retained earnings	176,895	118,833
Total Alpha and Omega Semiconductor Limited shareholders’ equity	373,205	293,689
Noncontrolling interest	143,120	138,199
Total equity	516,325	431,888
Total liabilities and equity	$918,573	$792,939

Supplemental disclosures of financial information:
(in thousands)

	As of June 30, 2021				As of June 30, 2020
	AOS	CQJV		Consolidated	AOS	CQJV		Consolidated
Cash and cash equivalents	$164,933	$37,479		$202,412	$110,346	$48,190		$158,536
Bank borrowings liabilities	$24,307	$141,135	*	$165,442	$32,594	$139,395	*	$171,989
Inventory	$100,246	$54,047		$154,293	$97,593	$37,935		$135,528
Property, plant and equipment, net	$174,507	$262,470		$436,977	$162,833	$249,507		$412,340

* AOS is not a guarantor of CQJV's (Chongqing Joint Venture) debts.
	Three Months Ended June 30, 2021				Three Months Ended March 31, 2021				Three Months Ended June 30, 2020
	AOS	CQJV		Consolidated	AOS	CQJV		Consolidated	AOS	CQJV		Consolidated
Net cash provided by operating activities	$32,646	$11,574		$44,220	$33,313	$5,278		$38,591	$20,167	$20,125		$40,292
Purchase of property and equipment, net of government grant	$25,072	$7,087		$32,159	$10,071	$5,702		$15,773	$8,972	$4,222		$13,194
EBITDAS	$33,602	$7,780	**	$40,906	$30,610	$4,503	**	$36,246	$11,979	$1,078	**	$14,892

	Year Ended June 30, 2021				Year Ended June 30, 2020
	AOS	CQJV		Consolidated	AOS	CQJV		Consolidated
Net cash provided by operating activities	$114,338	$14,406		$128,744	$57,957	$4,358		$62,315
Purchase of property and equipment, net of government grant	$49,985	$22,715		$72,700	$42,389	$20,009		$62,398
EBITDAS	$111,698	$22,843	**	$136,368	$44,817	$(4,439)	**	$52,039

** CQJV EBITDAS includes amounts attributable to noncontrolling interest.

Alpha and Omega Semiconductor Limited
Reconciliation of Condensed Consolidated GAAP Financial Measures to Non-GAAP Financial Measures
(in thousands, except percentages and per share data)
(unaudited)

	Three Months Ended			Fiscal Year Ended
	June 30, 2021	March 31, 2021	June 30, 2020	June 30, 2021	June 30, 2020

GAAP gross profit	$60,580	$52,691	$28,934	$204,543	$102,731
Share-based compensation	561	427	333	1,756	1,530
Amortization of purchased intangible	812	812	—	3,247	—
Production ramp up costs related to joint venture	—	—	4,432	275	25,461
Non-GAAP gross profit	$61,953	$53,930	$33,699	$209,821	$129,722
Non-GAAP gross margin as a % of revenue	34.9%	31.9%	27.5%	31.9%	27.9%

GAAP operating expense	$38,217	$34,895	$30,261	$140,467	$116,668
Share-based compensation	4,838	3,398	2,389	13,568	8,924
Legal costs related to government investigation	553	563	2,551	3,066	4,684
Impairment of privately-held investment	—	—	—	—	600
Non-GAAP operating expense	$32,826	$30,934	$25,321	$123,833	$102,460

GAAP operating income (loss)	$22,363	$17,796	$(1,327)	$64,076	$(13,937)
Share-based compensation	5,399	3,825	2,722	15,324	10,454
Amortization of purchased intangible	812	812	—	3,247	—
Production ramp up costs related to joint venture	—	—	4,432	275	25,461
Legal costs related to government investigation	553	563	2,551	3,066	4,684
Impairment of privately-held investment	—	—	—	—	600
Non-GAAP operating income	$29,127	$22,996	$8,378	$85,988	$27,262
Non-GAAP operating margin as a % of revenue	16.4%	13.6%	6.8%	13.1%	5.9%

GAAP net income (loss) attributable to AOS	$19,539	$16,100	$(105)	$58,116	$(6,596)
Share-based compensation	5,399	3,825	2,722	15,324	10,454
Amortization of purchased intangible	812	812	—	3,247	—
Pre-production expenses related to joint venture	—	—	—	—	24
Production ramp up costs related to joint venture	—	—	2,224	135	13,356
Legal costs related to government investigation	553	563	2,551	3,066	4,684
Impairment of privately-held investment	—	—	—	—	600
Income tax effect of non-GAAP adjustments	(2)	64	(4)	53	(11)
Non-GAAP net income attributable to AOS	$26,301	$21,364	$7,388	$79,941	$22,511
Non-GAAP net margin attributable to AOS as a % of revenue	14.8%	12.6%	6.0%	12.2%	4.8%

GAAP net income (loss) attributable to AOS	$19,539	$16,100	$(105)	$58,116	$(6,596)
Share-based compensation	5,399	3,825	2,722	15,324	10,454
Amortization and depreciation	13,251	13,745	11,552	52,685	45,090
Interest expense (income), net	1,476	1,562	338	6,308	2,743
Income tax expense (income)	1,241	1,014	385	3,935	348
EBITDAS	$40,906	$36,246	$14,892	$136,368	$52,039

GAAP diluted net income (loss) per share attributable to AOS	$0.71	$0.58	$(0.00)	$2.13	$(0.27)
Share-based compensation	0.19	0.14	0.10	0.56	0.41
Pre-production expenses related to joint venture	—	—	—	—	0.00
Production ramp up costs related to joint venture	—	—	0.09	0.01	0.54
Legal costs related to government investigation	0.02	0.02	0.10	0.11	0.18
Amortization of purchased intangible	0.03	0.03	—	0.12	—
Impairment of privately-held investment	—	—	—	—	0.02
Income tax effect of non-GAAP adjustments	0.00	0.00	0.00	0.00	0.00
Non-GAAP diluted net income per share attributable to AOS	$0.95	$0.77	$0.29	$2.93	$0.88

Shares used to compute GAAP diluted net income (loss) per share	27,705	27,716	25,227	27,272	24,840
Shares used to compute Non-GAAP diluted net income per share	27,705	27,716	25,895	27,272	25,627

Contacts

In the United States: The Blueshirt Group
Ralph Fong
+1 (415) 489-2195
ralph@blueshirtgroup.com

In China: The Blueshirt Group Asia
Gary Dvorchak, CFA
+86 (138) 1079-1480
gary@blueshirtgroup.com